UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 7.01. Regulation FD Disclosure

On May 20, 2020, in connection with the offering of the secured notes (as described below), United States Steel Corporation (the “Company”) disclosed certain information to prospective investors in a preliminary offering memorandum, dated May 20, 2020. The preliminary offering memorandum included information that supplements or updates certain prior disclosures of the Company. Such information is attached hereto as Exhibit 99.1 and is being furnished under Item 7.01 of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 20, 2020, the Company issued a press release announcing that it has commenced a private offering of $700 million aggregate principal amount of senior secured notes due 2025 (the “secured notes”). The secured notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description

99.1	Excerpts from preliminary offering memorandum for the secured notes, dated May 20, 2020
99.2	Press release dated May 20, 2020 (relating to the secured notes offering)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Duane D. Holloway
	Name:	Duane D. Holloway
	Title:	Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Dated: May 20, 2020